SHARE EXCHANGE AGREEMENT

This Share Exchange Agreement (“Agreement”), dated as of January 21, 2009, is made by and among BSN Systems, Inc. (formerly DKR Holdings, Inc.), a Delaware corporation (the “Reporting Company”), MBBS S.A., a company incorporated under the laws of Switzerland (the “Operating Company”), and each of the Persons listed on Exhibit B hereto (collectively, the “Operating Company Shareholders”, and individually an “Operating Company Shareholder”).

RECITALS

WHEREAS, the Operating Company, MBBS S.A. of Switzerland, is a radio frequency identification technology firm, and has 2,800,000 issued and outstanding shares of capital stock (the “Operating Company Shares”);

WHEREAS, it is proposed that that BSN Systems, Inc., a Delaware corporation, acquire 100% of the issued and outstanding capital stock of the Operating Company;

WHEREAS, the Operating Company Shareholders have agreed to transfer to the Reporting Company, and the Reporting Company has agreed to acquire from the Operating Company Shareholders, approximately 99.5% of the Operating Company Shares (the “Exchange Shares”), in exchange for Seven Million Four Hundred Fifty Nine Thousand Seven Hundred Ninety Four (7,459,794) shares of the Reporting Company’s Common Stock to be issued to the Operating Company Shareholders on the Closing Date (the “Reporting Company Shares”);

WHEREAS, prior to entering into the proposed transactions, the Reporting Company has a total of 10,000,000 shares of common stock issued and outstanding, held by Kesef Worldwide Investments LLC, formerly American Fries of Utah LLC (the “Reporting Company Shareholder”);

WHEREAS, after giving effect to the transactions contemplated, it is contemplated that the Operating Company Shareholders will collectively hold 42.7%, and the Reporting Company Shareholder will hold 57.3% of the total issued and outstanding shares of Reporting Company’s Common Stock immediately following the Closing;

.

SECTION I
DEFINITIONS

Unless the context otherwise requires, the terms defined in this Section 1 will have the meanings herein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms herein defined.

1.1

“Accredited Investor” has the meaning set forth in Regulation D under the Securities Act and set forth on Exhibit C.

1.2

“Affiliate” means any Person that directly or indirectly controls, is controlled by or is under common control with the indicated Person.

1.3

“Agreement” means this Share Exchange Agreement, including all Schedules and Exhibits hereto, as this Agreement may be from time to time amended, modified or supplemented.

1.4

“Closing Date” has the meaning set forth in Section 3.

1.5

“Closing Reporting Company Shares” means the aggregate number of Reporting Company Shares issuable to the Operating Company Shareholders at the Closing Date.

1.6

“Commission” means the Securities and Exchange Commission or any other federal agency then administering the Securities Act.

1.7

“Distributor” means any underwriter, dealer or other Person who participates, pursuant to a contractual arrangement, in the distribution of the securities offered or sold in reliance on Regulation S.

1.8

“Exchange Act” means the Securities Exchange Act of 1934 or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same will then be in effect.

1.9

“Exchange” has the meaning set forth in Section 2.1.

1.10

“Exchange Shares” means the approximately 99.5% of the Operating Company Shares to be transferred to the Reporting Company in the Exchange transaction, as described  in the preamble of this Agreement and set forth in Exhibit B.

1.11

“Exhibits” means the several exhibits referred to and identified in this Agreement.

1.12

“Governmental Authority” means any federal or national, state or provincial, municipal or local government, governmental authority, regulatory or administrative agency, governmental commission, department, board, bureau, agency or instrumentality, political subdivision, commission, court, tribunal, official, arbitrator or arbitral body, in each case whether U.S. or non-U.S.

Share Exchange Agreement 12/30/2008	2

1.13

“Indebtedness” means any obligation, contingent or otherwise.  Any obligation secured by a Lien on, or payable out of the proceeds of, or production from, property of the relevant party will be deemed to be Indebtedness.

1.14

“Lien” means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind, including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction and including any lien or charge arising by Law.

1.15

“Operating Company Board” means the Board of Directors of the Operating Company.

1.16

“Operating Company Common Stock” means the Operating Company’s common shares, US $0.001 nominal or par value per share.

1.17

“Operating Company Shares” means the 2,800,000 issued and outstanding shares of capital stock of the Operating Company.

1.18

“Person” means all natural persons, corporations, business trusts, associations, companies, partnerships, limited liability companies, joint ventures and other entities, governments, agencies and political subdivisions.

1.19

“Regulation S” means Regulation S under the Securities Act, as the same may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

1.20

“Reporting Company Balance Sheet” means the Reporting Company’s audited balance sheet at December 31, 2007.

1.21

“Reporting Company Board” means the Board of Directors of the Reporting Company.

1.22

“Reporting Company Common Stock” means the Reporting Company’s common stock, par value US $0.0001 per share.

1.23

“Reporting Company Shares” means the Reporting Company Common Stock being issued to the Operating Company Shareholders pursuant hereto.

1.24

“Schedule 14(f) Filing” means an information statement filed by the Reporting Company on Schedule 14f-1 under the Exchange Act.

1.25

“Schedules” means the schedules (if any) referred to and identified herein, setting forth certain disclosures, exceptions and other information, data and documents referred to at various places throughout this Agreement.

Share Exchange Agreement 12/30/2008	3

1.26

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same will be in effect at the time.

1.27

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, joint venture or partnership of which such Person (a) beneficially owns, either directly or indirectly, more than 50% of (i) the total combined voting power of all classes of voting securities of such entity, (ii) the total combined equity interests, or (iii) the capital or profit interests, in the case of a partnership; or (b) otherwise has the power to vote or to direct the voting of sufficient securities to elect a majority of the board of directors or similar governing body.

1.28

“Transaction Documents” means, collectively, all agreements, instruments and other documents to be executed and delivered in connection with the transactions contemplated by this Agreement.

1.29

“U.S. Dollars” or “US $” means the currency of the United States of America.

1.30

“U.S. Person” has the meaning set forth in Regulation S under the Securities Act and set forth on Exhibit D hereto.

1.31

“U.S.” means the United States of America.

SECTION II
EXCHANGE OF SHARES AND SHARE CONSIDERATION

2.1

Share Exchange.  At the Closing, each Operating Company Shareholder shall transfer to the Reporting Company the Exchange Shares set out forth in Exhibit B, and, in consideration therefor, the Reporting Company shall issue to such Operating Company Shareholder the number of shares of Reporting Company Common Stock so set forth (the “Exchange”). The total amount of Reporting Company Common Stock to be issued shall be 7,459,794 shares of common stock to the Operating Company Shareholders in the amounts set forth on Exhibit B.

2.2

Directors of Reporting Company at Closing Date.  By the Closing Date the current directors of the Reporting Company shall appoint Keith Nguyen and Brigitte Baumann as members of the Reporting Company Board.

SECTION III
CLOSING DATE; ESCROW

3.1

Closing Date.  The closing of the Exchange will occur upon execution of this Agreement on January 21, 2009 or at such later date as all of the closing conditions set forth in Sections V and VI have been satisfied or waived (the “Closing Date”).

Share Exchange Agreement 12/30/2008	4

3.2

Escrow.  The parties agree that Richardson & Patel LLP shall serve as escrow agent (“Escrow Agent”) for the transaction under this Agreement, and that each party shall deliver all of its deliverables under this Agreement to such Escrow Agent on or before the Closing Date. The parties agree to enter into an escrow agreement as may be required by the Escrow Agent.

SECTION IV

REPRESENTATIONS AND WARRANTIES

4.1

Representations and Warranties of Operating Company Shareholders.  Each Operating Company Shareholder, severally and not jointly, hereby represents and warrants to the Reporting Company as follows:

4.1.1

Authority.  Such Operating Company Shareholder has the right, power, authority and capacity to execute and deliver this Agreement and each of the Transaction Documents to which such Operating Company Shareholder is a party, to consummate the transactions contemplated by this Agreement and each of the Transaction Documents to which such Operating Company Shareholder is a party, and to perform such Operating Company Shareholder’s obligations under this Agreement and each of the Transaction Documents to which such Operating Company Shareholder is a party.  This Agreement has been, and each of the Transaction Documents to which such Operating Company Shareholder is a party will be, duly and validly authorized and approved, executed and delivered by such Operating Company Shareholder.  Assuming this Agreement and the Transaction Documents have been duly and validly authorized, executed and delivered by the parties thereto other than such Operating Company Shareholder, this Agreement is, and each of the Transaction Documents to which such Operating Company Shareholder is a party have been, duly authorized, executed and delivered by such Operating Company Shareholder and constitutes the legal, valid and binding obligation of such Operating Company Shareholder, enforceable against such Operating Company Shareholder in accordance with their respective terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar Laws affecting the enforcement of creditors rights generally.

4.1.2

No Conflict.  Neither the execution or delivery by such Operating Company Shareholder of this Agreement or any Transaction Document to which such Operating Company Shareholder is a party, nor the consummation or performance by such Operating Company Shareholder of the transactions contemplated hereby or thereby will, directly or indirectly, (a) contravene, conflict with, or result in a violation of any provision of the bylaws, articles of incorporation, or similar charter document of such Operating Company Shareholder (if such Operating Company Shareholder is not a natural person); (b) contravene, conflict with, constitute a default (or an event or condition which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or acceleration of, any agreement or instrument to which such Operating Company Shareholder is a party or by which the properties or assets of such Operating Company Shareholder are bound; or (c) contravene, conflict with, or result in a violation of, any laws that such Operating Company Shareholder, or any of the properties or assets of such Operating Company Shareholder, may be subject to.

Share Exchange Agreement 12/30/2008	5

4.1.3

Ownership of Exchange Shares.  Such Operating Company Shareholder owns, of record and beneficially, and has good, valid and indefeasible title to and the right to transfer to the Reporting Company pursuant to this Agreement, such Operating Company Shareholder’s Exchange Shares free and clear of any and all liens.  There are no options, rights, voting trusts, stockholder agreements or any other contracts or understandings to which such Operating Company Shareholder is a party or by which such Operating Company Shareholder or such shareholder’s Exchange Shares are bound with respect to the issuance, sale, transfer, voting or registration of such shareholder’s Exchange Shares.  At the Closing Date, the Reporting Company will acquire good, valid and marketable title to such shareholder’s Exchange Shares free and clear of any and all liens.

4.2

Investment Representations.  Each Operating Company Shareholder, severally and not jointly, hereby represents and warrants to the Reporting Company as follows:

4.2.1

Acknowledgment.  Each Operating Company Shareholder understands and agrees that the Reporting Company Shares to be issued pursuant to this Agreement have not been registered under the Securities Act or the securities laws of any state of the U.S. and that the issuance of the Reporting Company Shares is being effected in reliance upon (a) an exemption from registration afforded either under Section 4(2) of the Securities Act for transactions by an issuer not involving a public offering, or (b) Regulation S for offers and sales of securities outside the U.S.

4.2.2

Status.  By its execution of this Agreement, each Operating Company Shareholder, severally and not jointly, represents and warrants to the Reporting Company as indicated on its signature page to this Agreement, either that:

(a)

such Operating Company Shareholder is an Accredited Investor; or

(b)

such Operating Company Shareholder is not a U.S. Person.

Each Operating Company Shareholder severally understands that the Reporting Company Shares are being offered and sold to such Operating Company Shareholder in reliance upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Operating Company Shareholder set forth in this Agreement, in order that the Reporting Company may determine the applicability and availability of the exemptions from registration of the Reporting Company Shares on which the Reporting Company is relying.

4.2.3

Additional Representations and Warranties of Accredited Investors.  Each Operating Company Shareholder indicating that such Operating Company Shareholder is an Accredited Investor on its signature page to this Agreement, severally and not jointly, further makes the representations and warranties to the Reporting Company set forth on Exhibit E.

4.2.4

Additional Representations and Warranties of Non-U.S. Persons.  Each Operating Company Shareholder indicating that it is not a U.S. person on its signature page to this Agreement, severally and not jointly, further makes the representations and warranties to the Reporting Company set forth on Exhibit F.

Share Exchange Agreement 12/30/2008	6

4.2.5

Stock Legends.  Each Operating Company Shareholder hereby agrees with the Reporting Company as follows:

(a)

Securities Act  Legend - Accredited Investors.  The certificates evidencing the Reporting Company Shares issued to those Operating Company Shareholders who are Accredited Investors, and each certificate issued in transfer thereof, will bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, IN WHICH CASE THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

(b)

Securities Act  Legend - Non-U.S. Persons.  The certificates evidencing the Reporting Company Shares issued to those Operating Company Shareholders who are not U.S. Persons, and each certificate issued in transfer thereof, will bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT (1) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, AND BASED ON AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THE PROVISIONS OF REGULATION S HAVE BEEN SATISFIED (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (3) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, IN WHICH CASE THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED,

Share Exchange Agreement 12/30/2008	7

ASSIGNED OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

(c)

Other Legends.  The certificates representing such Reporting Company Shares, and each certificate issued in transfer thereof, will also bear any other legend required under any applicable Law, including, without limitation, any U.S. state corporate and state securities law, or contract.

(d)

Opinion.  No Operating Company Shareholder will transfer any or all of the Reporting Company Shares pursuant to Regulation S or absent an effective registration statement under the Securities Act and applicable state securities law covering the disposition of such shareholder’s Reporting Company Shares, without first providing the Reporting Company with an opinion of counsel (which counsel and opinion are reasonably satisfactory to the Reporting Company) to the effect that such transfer will be made in compliance with Regulation S or will be exempt from the registration and the prospectus delivery requirements of the Securities Act and the registration or qualification requirements of any applicable U.S. state securities laws.

(e)

Consent.  Each Operating Company Shareholder understands and acknowledges that the Reporting Company may decline to permit the transfer the Reporting Company Shares, unless such Operating Company Shareholder complies with this Section 4.2.5 and any other restrictions on transferability under applicable law.  Each Operating Company Shareholder consents to the Reporting Company making a notation on its records or giving instructions to any transfer agent of the Reporting Company’s Common Stock in order to implement the restrictions on transfer of the Reporting Company Shares.

4.3

Representations and Warranties of the Reporting Company.  The Reporting Company hereby represents and warrants to the Operating Company and the Operating Company Shareholders as follows:

4.3.1

Organization and Qualification.  The Reporting Company is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, has all requisite authority and power (corporate and other), governmental licenses, authorizations, consents and approvals to carry on its business as presently conducted and to own, hold and operate its properties and assets as now owned, held and operated by it, except where the failure to be so organized, existing and in good standing, or to have such authority and power, governmental licenses, authorizations, consents or approvals would not have a material adverse effect.

4.3.2

Subsidiaries.  The Reporting Company does not own, directly or indirectly, any equity or other ownership interest in any corporation, partnership, joint venture or other entity or enterprise.

Share Exchange Agreement 12/30/2008	8

4.3.3

Authorization.  The Reporting Company has all requisite authority and power (corporate and other), governmental licenses, authorizations, consents and approvals to enter into this Agreement and each of the Transaction Documents to which the Reporting Company is a party, to consummate the transactions contemplated by this Agreement and each of the Transaction Documents to which the Reporting Company is a party and to perform its obligations under this Agreement and each of the Transaction Documents to which the Reporting Company is a party.  The execution, delivery and performance by the Reporting Company of this Agreement and each of the Transaction Documents to which the Reporting Company is a party have been duly authorized by all necessary corporate action and do not require from the Reporting Company Board or the stockholders of the Reporting Company any consent or approval that has not been validly and lawfully obtained.  The execution, delivery and performance by the Reporting Company of this Agreement and each of the Transaction Documents to which the Reporting Company is a party requires no authorization, consent, approval, license, exemption of or filing or registration with any governmental authority or other Person other than (a) the Schedule 14(f) Filing, and (b) such other customary filings with the Commission for transactions of the type contemplated by this Agreement.

4.3.4

No Violation.  Neither the execution nor the delivery by the Reporting Company of this Agreement or any Transaction Document to which the Reporting Company is a party, nor the consummation or performance by the Reporting Company of the transactions contemplated hereby or thereby will, directly or indirectly, (a) contravene, conflict with, or result in a violation of any provision of the Organizational Documents of the Reporting Company; (b) contravene, conflict with, constitute a default (or an event or condition which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or acceleration of, or result in the imposition or creation of any Lien under, any agreement or instrument to which the Reporting Company is a party or by which the properties or assets of the Reporting Company are bound; (c) contravene, conflict with, or result in a violation of, any law or order to which the Reporting Company, or any of the properties or assets owned or used by the Reporting Company, may be subject; or (d) contravene, conflict with, or result in a violation of, the terms or requirements of, or give any governmental authority the right to revoke, withdraw, suspend, cancel, terminate or modify, any licenses, permits, authorizations, approvals, franchises or other rights held by the Reporting Company or that otherwise relate to the business of, or any of the properties or assets owned or used by, the Reporting Company, except for any such contraventions, conflicts, violations, or other occurrences as would not have a material adverse effect.

4.3.5

Binding Obligations.  Assuming this Agreement and the Transaction Documents have been duly and validly authorized, executed and delivered by the parties thereto other than the Reporting Company, this Agreement and each of the Transaction Documents to which the Reporting Company is a party are duly authorized, executed and delivered by the Reporting Company and constitute legal, valid and binding obligations of the Reporting Company, enforceable against the Reporting Company in accordance with their respective terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors’ rights generally.

Share Exchange Agreement 12/30/2008	9

SECTION V
CONDITIONS PRECEDENT TO REPORTING COMPANY OBLIGATIONS

The Reporting Company’s obligation to acquire the Exchange Shares and to take the other actions required to be taken by the Reporting Company at the Closing Date is subject to the satisfaction, at or prior to the Closing Date, of each of the following conditions (any of which may be waived by the Reporting Company, in whole or in part):

5.1

Performance by the Operating Company and Operating Company Shareholders.

5.1.1

All of the covenants and obligations that the Operating Company and Operating Company Shareholders are required to perform or to comply with pursuant to this Agreement (considered collectively), and each of these covenants and obligations (considered individually), must have been duly performed and complied with in all material respects.

5.1.2

Each document required to be delivered by the Operating Company and the Operating Company Shareholders pursuant to this Agreement must have been delivered.

5.2

Consents.

5.2.1

All material consents, waivers, approvals, authorizations or orders required to be obtained, and all filings required to be made, by the Operating Company and/or the Operating Company Shareholders for the authorization, execution and delivery of this Agreement and the consummation by them of the transactions contemplated by this Agreement, shall have been obtained and made by the Operating Company or the Operating Company Shareholders, as the case may be.

5.2.2

Without limiting the foregoing, the Schedule 14(f) Filing shall have been mailed to the stockholders of the Reporting Company not less than ten (10) days prior to the Closing Date.

5.3

Documents.  The Operating Company and the Operating Company Shareholders shall have delivered to the Reporting Company at the Closing:

(i)

share certificates evidencing the number of Exchange Shares held by each Operating Company Shareholder (as set forth in Exhibit A), along with duly executed share transfer forms transferring such Exchange Shares to the Reporting Company together with a certified copy of a board resolution of the Operating Company approving the registration of the transfer of such shares to Reporting Company (subject to Closing and payment of stamp duty);

(ii)

each of the Transaction Documents to which the Operating Company and/or the Operating Company Shareholders is a party, duly executed; and

(iii)

such other documents as the Reporting Company may reasonably request.

Share Exchange Agreement 12/30/2008	10

SECTION VI
CONDITIONS PRECEDENT TO OPERATING COMPANY
AND OPERATING COMPANY SHAREHOLDERS’ OBLIGATIONS

The Operating Company Shareholders’ obligation to transfer the Exchange Shares and the obligations of the Operating Company to take the other actions required to be taken by the Operating Company in advance of or at the Closing Date are subject to the satisfaction, at or prior to the Closing Date, of each of the following conditions (any of which may be waived by the Operating Company and the Operating Company Shareholders jointly, in whole or in part):

6.1

Board Appointments.  The board of directors of the Reporting Company shall have received, and there shall be in effect, board resolutions duly appointing, effective as of the Closing Date, the following individual(s) to the positions with the Reporting Company listed opposite their names below:

Appointee

Position

Keith Nguyen

Director

Brigitte Baumann

Director

6.2

Performance by the Reporting Company.

6.2.1

All of the covenants and obligations that the Reporting Company and Reporting Company Shareholder is required to perform or to comply with pursuant to this Agreement (considered collectively), and each of these covenants and obligations (considered individually), must have been performed and complied with in all respects.

6.2.2

Each document required to be delivered by the Reporting Company and Reporting Company Shareholder pursuant to this Agreement must have been delivered.

6.3

Consents.

6.3.1

All material consents, waivers, approvals, authorizations or orders required to be obtained, and all filings required to be made, by the Reporting Company for the authorization, execution and delivery of this Agreement and the consummation by it of the transactions contemplated by this Agreement, shall have been obtained and made by the Reporting Company.

6.3.2

Without limiting the foregoing, the Schedule 14(f) Filing shall have been mailed to the stockholders of the Reporting Company not less than ten (10) days prior to the Closing Date.

6.4

Documents.  The Reporting Company must have caused the following documents to be delivered to the Operating Company and/or the Operating Company Shareholders:

6.4.1

share certificates evidencing each Operating Company Shareholder’s pro rata share of the Closing Reporting Company Shares (as set forth in Exhibit B);

Share Exchange Agreement 12/30/2008	11

6.4.2

a Certificate of Good Standing of the Reporting Company;

6.4.3

each of the Transaction Documents to which the Reporting Company is a party, duly executed; and

6.4.4

such other documents as the Operating Company may reasonably request for the purpose of facilitating the consummation of any of the transactions contemplated by this Agreement.

6.5

Assets and Liabilities.

 At the Closing, the Reporting Company shall have no material assets or liabilities, contingent or otherwise, or any tax obligations or any material changes to its business or financial condition.

6.6

Name Change.  The Reporting Company shall have taken all actions necessary to change the registered name of the Reporting Company to “BSN Systems, Inc.”, which may include solicitation of requisite stockholder and board consent as necessary.

SECTION VII
GENERAL PROVISIONS

7.1

Termination.  This Agreement may be terminated at any time prior to the Closing Date by either party if  there shall be any actual or threatened action or proceeding by or before any court or any other governmental body which shall seek to restrain, prohibit, or invalidate the transaction contemplated by this Agreement, and which, in the judgment of such party giving notice to terminate and based upon the advice of legal counsel, makes it inadvisable to proceed with the transaction contemplated by this Agreement.

7.2

Expenses.  Except as otherwise expressly provided in this Agreement, each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the transactions contemplated by this Agreement, including all fees and expenses of agents, representatives, counsel, and accountants.

7.3

Public Announcements.  The Reporting Company shall promptly issue a press release disclosing the transactions contemplated hereby.  Prior to the Closing Date, the Operating Company and the Reporting Company shall consult with each other in issuing any other press releases or otherwise making public statements or filings and other communications with the Commission or any regulatory agency or stock market or trading facility with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement, filings or other communications without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which case the disclosing party shall provide the other party with prior notice of such public statement, filing or other communication and shall incorporate into such public statement, filing or other communication the reasonable comments of the other party.

7.4

Notices.  All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by

Share Exchange Agreement 12/30/2008	12

hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt), or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by written notice to the other parties):

If to Reporting Company:

BSN Systems, Inc.

18101 Von Karman Ave, Suite 330

Irvine, CA 92612

Attention: Keith Nguyen

keith@bsnsystems.com

Telephone No.: +1 949 612 0350 x201
Facsimile No.:  +1 949 612 0351

with an additional copy to:

Richardson & Patel LLP

10900 Wilshire Blvd, Suite 500

Los Angeles, California 90024

Attention:  Kevin K. Leung, Esq.
Telephone No.:  +1 310 208 1182
Facsimile No.:  +1 310 208 1154

If to Operating Company: MBBS S.A. Av. Francois-Borel 17 2016 Cortaillod, Switzerland Attention: Dimitri Brodard Telephone No.: +41 32 843 57 50 Facsimile No.: +41 32 843 57 58	with a copy to: Richardson & Patel LLP 10900 Wilshire Blvd, Suite 500 Los Angeles, California 90024 Attention: Kevin K. Leung, Esq. Telephone No.: +1 310 208 1182 Facsimile No.: +1 310 208 1154

7.5

Waiver.  The rights and remedies of the parties to this Agreement are cumulative and not alternative.  Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege.  To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of  the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

7.6

Entire Agreement and Modification.  This Agreement supersedes all prior agreements between the parties with respect to its subject matter and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter.  This Agreement may not be amended except by a written agreement executed by the party against whom the enforcement of such amendment is sought.

Share Exchange Agreement 12/30/2008	13

7.7

Assignments, Successors, and No Third-Party Rights.  No party may assign any of its rights under this Agreement without the prior consent of the other parties.  Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties.  This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

7.8

Severability.  If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect.  Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

7.9

Section Headings, Construction.  The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation.  All references to “Section” or “Sections” refer to the corresponding Section or Sections of this Agreement.  All words used in this Agreement will be construed to be of such gender or number as the circumstances require.  Unless otherwise expressly provided, the word “including” does not limit the preceding words or terms.

7.10

Governing Law.  This Agreement will be governed by the laws of the State of Delaware without regard to conflicts of laws principles.

7.11

Counterparts.  This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

7.12

Attorney’s Fees.  If any legal action or other proceeding (non-exclusively including arbitration) is brought for the enforcement of or to declare any right or obligation under this Agreement or as a result of a breach, default or misrepresentation in connection with any of the provisions of this Agreement, or otherwise because of a dispute among the parties hereto, the prevailing party will be entitled to recover actual attorney's fees (including for appeals and collection) and other expenses incurred in such action or proceeding, in addition to any other relief to which such party may be entitled.

7.13

No Third Party Beneficiaries.  Nothing in this Agreement, expressed or implied, is intended to confer upon any person, other than the parties hereto and their successors, any rights or remedies under or because of this Agreement, unless this Agreement specifically states such intent.

7.14

Further Assurances.  At any time, and from time to time after the Closing Date, each party hereto will execute such additional instruments and take such action as may be reasonably requested by the other party to carry out the intent and purposes of this Agreement.

7.15

Facsimile.  A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto and such executed copy may be delivered by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties agree to

Share Exchange Agreement 12/30/2008	14

execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

[Signature Pages Follow]

Share Exchange Agreement 12/30/2008	15

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties have executed and delivered this Share Exchange Agreement as of the date first written above.

Reporting Company: BSN SYSTEMS, INC. (formerly DKR HOLDINGS, INC.) By: _____/s/ Keith Nguyen________ Name: __Keith Nguyen__________ Title: ___President______________	Operating Company: MBBS, S.A. By: _____/s/ Gabriel Pretre_________ Name: __Gabriel Pretre___________ Title: ___Director________________

Reporting Company Shareholder:

KESEF WORLDWIDE INVESTMENTS, LLC

(formerly AMERICAN FRIES OF UTAH, LLC)

By: _____/s/ Gerald Bush__________

Name:  __Gerald Bush_____________

Title:  ___Manager________________

`

Operating Company Shareholders (Non-U.S. Persons):

	Sandoz FF Holding SA	Tag ID SA
	/s/ Gabriel Pretre	/s/ Jacques Rosset /s/ Daniel Vitoux
Name	Gabriel Pretre	Jacques Rosset Daniel Vitoux
Date	12/30/08	12/30/08

	/s/ Dimitri Brodard	/s/ Martial Benoit
	Dimitri Brodard	Martial Benoit
	12/30/08	12/30/08

	/s/ Claude Borel	/s/ N. Chau Bui
	Claude Borel	N. Chau Bui
	12/30/08	12/30/08

	/s/ Christian Werner	/s/ Christian Mirus
	Christian Werner	Christian Mirus
	12/30/08	12/30/08

Share Exchange Agreement 12/30/2008

EXHIBIT B
SHARES AND REPORTING COMPANY SHARES TO BE EXCHANGED

Name of Shareholder	Number of Operating Company Shares to be delivered by Operating Company Shareholders	Number of Reporting Company Shares to be issued to Operating Company Shareholders

Sandoz FF Holding SA	2,077,870	5,565,723
Tag ID SA	700,000	1,875,000
Dimitri Brodard	3,000	8,035
Claude Borel	1,000	2,679
N. Chau Bui	3,000	8,035
Christian Werner	50	134
Martial Benoit	50	134
Christian Mirus	20	54

	2,784,990	7,459,794

Share Exchange Agreement 12/30/2008

EXHIBIT C

Definition of “Accredited Investor”

The term “accredited investor” means:

(1)

A bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 (the “Investment Company Act”) or a business development company as defined in Section 2(a)(48) of the Investment Company Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of US $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of US $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

(2)

A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

(3)

An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US $5,000,000.

(4)

A director or executive officer of the Reporting Company.

(5)

A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his or her purchase exceeds US $1,000,000.

(6)

A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

(7)

A trust, with total assets in excess of US $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) (i.e., a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment).

(8)

An entity in which all of the equity owners are accredited investors.

Share Exchange Agreement 12/30/2008

EXHIBIT D

Definition of “U.S. Person”

(1)

“U.S. person” (as defined in Regulation S) means:

(i)

Any natural person resident in the United States;

(ii)

Any partnership or corporation organized or incorporated under the laws of the United States;

(iii)

Any estate of which any executor or administrator is a U.S. person;

(iv)

Any trust of which any trustee is a U.S. person;

(v)

Any agency or branch of a foreign entity located in the United States;

(vi)

Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(vii)

Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

(viii)

Any partnership or corporation if:  (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

(2)

Notwithstanding paragraph (1) above, any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States shall not be deemed a “U.S. person.”

(3)

Notwithstanding paragraph (1), any estate of which any professional fiduciary acting as executor or administrator is a U.S. person shall not be deemed a U.S. person if:

(i)

An executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and

(ii)

The estate is governed by foreign law.

(4)

Notwithstanding paragraph (1), any trust of which any professional fiduciary acting as trustee is a U.S. person shall not be deemed a U.S. person if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person.

Share Exchange Agreement 12/30/2008

(5)

Notwithstanding paragraph (1), an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country shall not be deemed a U.S. person.

(6)

Notwithstanding paragraph (1), any agency or branch of a U.S. person located outside the United States shall not be deemed a “U.S. person” if:

(i)

The agency or branch operates for valid business reasons; and

(ii)

The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

(7)

The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans shall not be deemed “U.S. persons.”

Share Exchange Agreement 12/30/2008

EXHIBIT E

ACCREDITED INVESTOR REPRESENTATIONS

Each Operating Company Shareholder indicating that it is an Accredited Investor, severally and not jointly, further represents and warrants to the Reporting Company as follows:

1.

Such Operating Company Shareholder qualifies as an Accredited Investor on the basis set forth on its signature page to this Agreement.

2.

Such Operating Company Shareholder has sufficient knowledge and experience in finance, securities, investments and other business matters to be able to protect such Operating Company Shareholder’s interests in connection with the transactions contemplated by this Agreement.

3.

Such Operating Company Shareholder has consulted, to the extent that it has deemed necessary, with its tax, legal, accounting and financial advisors concerning its investment in the Reporting Company Shares.

4.

Such Operating Company Shareholder understands the various risks of an investment in the Reporting Company Shares and can afford to bear such risks for an indefinite period of time, including, without limitation, the risk of losing its entire investment in the Reporting Company Shares.

5.

Such Operating Company Shareholder has had access to the Reporting Company’s publicly filed reports with the SEC.

6.

Such Operating Company Shareholder has been furnished during the course of the transactions contemplated by this Agreement with all other public information regarding the Reporting Company that such Operating Company Shareholder has requested and all such public information is sufficient for such Operating Company Shareholder to evaluate the risks of investing in the Reporting Company Shares.

7.

Such Operating Company Shareholder has been afforded the opportunity to ask questions of and receive answers concerning the Reporting Company and the terms and conditions of the issuance of the Reporting Company Shares.

8.

Such Operating Company Shareholder is not relying on any representations and warranties concerning the Reporting Company made by the Reporting Company or any officer, employee or agent of the Reporting Company, other than those contained in this Agreement.

9.

Such Operating Company Shareholder is acquiring the Reporting Company Shares for such Operating Company Shareholder’s own account, for investment and not for distribution or resale to others.

Share Exchange Agreement 12/30/2008

10.

Such Operating Company Shareholder will not sell or otherwise transfer the Reporting Company Shares, unless either (a) the transfer of such securities is registered under the Securities Act or (b) an exemption from registration of such securities is available.

11.

Such Operating Company Shareholder understands and acknowledges that the Reporting Company is under no obligation to register the Reporting Company Shares for sale under the Securities Act.

12.

Such Operating Company Shareholder consents to the placement of a legend on any certificate or other document evidencing the Reporting Company Shares substantially in the form set forth in Section 4.2.5(a).

13.

Such Operating Company Shareholder represents that the address furnished by such Operating Company Shareholder on its signature page to this Agreement and in Exhibit A is such Operating Company Shareholder’s principal residence if he is an individual or its principal business address if it is a corporation or other entity.

14.

Such Operating Company Shareholder understands and acknowledges that the Reporting Company Shares have not been recommended by any federal or state securities commission or regulatory authority, that the foregoing authorities have not confirmed the accuracy or determined the adequacy of any information concerning the Reporting Company that has been supplied to such Operating Company Shareholder and that any representation to the contrary is a criminal offense.

15.

Such Operating Company Shareholder acknowledges that the representations, warranties and agreements made by such Operating Company Shareholder herein shall survive the execution and delivery of this Agreement and the purchase of the Reporting Company Shares.

Share Exchange Agreement 12/30/2008

EXHIBIT F

NON U.S. PERSON REPRESENTATIONS

Each Operating Company Shareholder indicating that it is not a U.S. person, severally and not jointly, further represents and warrants to the Reporting Company as follows:

1.

At the time of (a) the offer by the Reporting Company and (b) the acceptance of the offer by such Operating Company Shareholder, of the Reporting Company Shares, such Operating Company Shareholder was outside the United States.

2.

No offer to acquire the Reporting Company Shares or otherwise to participate in the transactions contemplated by this Agreement was made to such Operating Company Shareholder or its representatives inside the United States.

3.

Such Operating Company Shareholder is not purchasing the Reporting Company Shares for the account or benefit of any U.S. person, or with a view towards distribution to any U.S. person, in violation of the registration requirements of the Securities Act.

4.

Such Operating Company Shareholder will make all subsequent offers and sales of the Reporting Company Shares either (x) outside of the United States in compliance with Regulation S; (y) pursuant to a registration under the Securities Act; or (z) pursuant to an available exemption from registration under the Securities Act.  Specifically, such Operating Company Shareholder will not resell the Reporting Company Shares to any U.S. person or within the United States prior to the expiration of a period commencing on the Closing Date and ending on the date that is one year thereafter (the “Distribution Compliance Period”), except pursuant to registration under the Securities Act or an exemption from registration under the Securities Act.

5.

Such Operating Company Shareholder is acquiring the Reporting Company Shares for such Operating Company Shareholder’s own account, for investment and not for distribution or resale to others.

6.

Such Operating Company Shareholder has no present plan or intention to sell the Reporting Company Shares in the United States or to a U.S. person at any predetermined time, has made no predetermined arrangements to sell the Reporting Company Shares and is not acting as a Distributor of such securities.

7.

Neither such Operating Company Shareholder, its Affiliates nor any Person acting on such Operating Company Shareholder’s behalf, has entered into, has the intention of entering into, or will enter into any put option, short position or other similar instrument or position in the U.S. with respect to the Reporting Company Shares at any time after the Closing Date through the Distribution Compliance Period except in compliance with the Securities Act.

Share Exchange Agreement 12/30/2008

8.

Such Operating Company Shareholder consents to the placement of a legend on any certificate or other document evidencing the Reporting Company Shares substantially in the form set forth in Section 4.2.5(b).

9.

Such Operating Company Shareholder is not acquiring the Reporting Company Shares in a transaction (or an element of a series of transactions) that is part of any plan or scheme to evade the registration provisions of the Securities Act.

10.

Such Operating Company Shareholder has sufficient knowledge and experience in finance, securities, investments and other business matters to be able to protect such Operating Company Shareholder’s interests in connection with the transactions contemplated by this Agreement.

11.

Such Operating Company Shareholder has consulted, to the extent that it has deemed necessary, with its tax, legal, accounting and financial advisors concerning its investment in the Reporting Company Shares.

12.

Such Operating Company Shareholder understands the various risks of an investment in the Reporting Company Shares and can afford to bear such risks for an indefinite period of time, including, without limitation, the risk of losing its entire investment in the Reporting Company Shares.

13.

Such Operating Company Shareholder has had access to the Reporting Company’s publicly filed reports with the SEC.

14.

Such Operating Company Shareholder has been furnished during the course of the transactions contemplated by this Agreement with all other public information regarding the Reporting Company that such Operating Company Shareholder has requested and all such public information is sufficient for such Operating Company Shareholder to evaluate the risks of investing in the Reporting Company Shares.

15.

Such Operating Company Shareholder has been afforded the opportunity to ask questions of and receive answers concerning the Reporting Company and the terms and conditions of the issuance of the Reporting Company Shares.

16.

Such Operating Company Shareholder is not relying on any representations and warranties concerning the Reporting Company made by the Reporting Company or any officer, employee or agent of the Reporting Company, other than those contained in this Agreement.

17.

Such Operating Company Shareholder will not sell or otherwise transfer the Reporting Company Shares, unless either (A) the transfer of such securities is registered under the Securities Act or (B) an exemption from registration of such securities is available.

18.

Such Operating Company Shareholder understands and acknowledges that the Reporting Company is under no obligation to register the Reporting Company Shares for sale under the Securities Act.

Share Exchange Agreement 12/30/2008

19.

Such Operating Company Shareholder represents that the address furnished by such Operating Company Shareholder on its signature page to this Agreement and in Exhibit A is such Operating Company Shareholder’s principal residence if he is an individual or its principal business address if it is a corporation or other entity.

20.

Such Operating Company Shareholder understands and acknowledges that the Reporting Company Shares have not been recommended by any federal or state securities commission or regulatory authority, that the foregoing authorities have not confirmed the accuracy or determined the adequacy of any information concerning the Reporting Company that has been supplied to such Operating Company Shareholder and that any representation to the contrary is a criminal offense.

21.

Such Operating Company Shareholder acknowledges that the representations, warranties and agreements made by such Operating Company Shareholder herein shall survive the execution and delivery of this Agreement and the purchase of the Reporting Company Shares.

Share Exchange Agreement 12/30/2008